UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

XTREME FIGHTING CHAMPIONSHIPS, INC.

(Exact name of registrant as specified in charter)

Nevada	333-140177	98-0503336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

495 Grand Boulevard, Miramar Beach FL	32550
(Address of principal executive offices)	(Zip Code)

(949)290-4919

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On November 15, 2021, the company’s Board of Directors approved the dismissal of MaloneBailey, LLP (“MaloneBailey”) as the Company's independent registered public accounting firm.

MaloneBailey’s report on the Company’s consolidated financial statements for the year ended December 31, 2020, did not contain any adverse opinion and were not qualified or modified as to uncertainty audit scope, or accounting principles except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. During their engagement from March 15, 2021 to November 15, 2021 there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference thereto in its report or “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 .

The Company provided MaloneBailey with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that MaloneBailry furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not MaloneBailey agrees with the statements related to them made by the Company in this report. A copy of MaloneBailey's letter to the SEC dated November 15, 2021 is attached as Exhibit 16.1 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On November 16, 2021, the company’s Board of Directors approved the appointment of BF Borgers CPA PC ("Borgers") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2021.  During the fiscal years ended December 31, 2020 and December 31, 2019, neither the Company, nor anyone on its behalf, consulted Borgers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Borgers that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

16.1

Letter of MaloneBailey dated November 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTREME FIGHTING CHAMPIONSHIPS, INC.

Date: November 16, 2021	/s/ Steve Smith
Steve Smith, CEO